Milliman Variable insurance Trust 485BPOS

Exhibit 28(j)(i)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 27, 2023, relating to the financial statements and financial highlights of Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jan/Jul, Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Feb/Aug, Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Mar/Sep, Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Apr/Oct, Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - May/Nov, Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jan/Jul, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Feb/Aug, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Mar/Sep, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Apr/Oct, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - May/Nov, Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jun/Dec, Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Apr/Oct, Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - May/Nov, Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Jun/Dec, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Jan, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Feb, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Mar, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Apr, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – May, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Jun, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Jul, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Aug, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Dec, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Jan, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Feb, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Mar, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Apr, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – May, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Jun, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Jul, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Aug, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Sep, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Oct, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Nov, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Dec, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Jan, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Feb, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Mar, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Apr, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – May, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Jun, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Jul, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Aug, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Dec, Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (I), Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Apr (I), Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (I), Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Oct (I), Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Jan, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Feb, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Mar, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Apr, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – May, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Jun, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Jul, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Aug, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Dec, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Jan, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Feb, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Mar, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Apr, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – May, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Jun, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Jul, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Aug, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Dec, Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (I), Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (I), Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (I), and Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Oct (I), each a series of Milliman Variable insurance Trust, for the period ended December 31, 2022, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company

COHEN & COMPANY, LTD.

Cleveland, Ohio

April 14, 2023